EXHIBIT 21.1

LIST OF SUBSIDIARIES


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                                                   STATE/DATE                                               PERCENT
INVESTMENT IN                                     INCORPORATION            OWNED BY                        OWNERSHIP
---------------------------------------------------------------------------------------------------------------------
C C Beverage Packing, Inc.                           Delaware              Consolidated                     100%
                                                     3/15/88

Case Advertising, Inc.                               Delaware              Consolidated                     100%
                                                     2/18/88

Category Management Consulting, LLC                  North Carolina        Consolidated/Roanoke             100%
                                                     6/29/95

CCBC of Nashville, LP                                Tennessee             CCBC of Tennessee, LLC /         100%
                                                     12/20/96                Consolidated Volunteer

CCBCC, Inc.                                          Delaware              Consolidated                     100%
                                                     12/20/93

Chesapeake Treatment Company, LLC                    North Carolina        Consolidated/Case Adv.           100%
                                                     6/5/95

COBC, Inc.                                           Delaware              Columbus Coca-Cola               100%
                                                     11/23/93                Bottling Company

Coca-Cola Bottling Co. Affiliated, Inc.              Delaware              Consolidated                     100%
                                                     4/18/35

Coca-Cola Bottling Co. of Roanoke, Inc.              Delaware              Consolidated                     100%
                                                     2/5/85

Coca-Cola Bottling Company of                        North Carolina        Consolidated / Affiliated        100%
  North Carolina, LLC                                12/18/95

Coca-Cola Bottling Company of                        Alabama               CCBC of Alabama, LLC /           100%
  Mobile, LLC                                        12/20/96                CC Beverage

Coca-Cola Bottling Company of                        Delaware              CC Beverage/                     100%
  Alabama, LLC                                       12/17/96                Consolidated


Coca-Cola Bottling Company of                        Tennessee             CCBC of Roanoke/                 100%
  Tennessee, LLC                                     12/12/96                Consolidated

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LIST OF SUBSIDIARIES (CONT.)




                                                   STATE/DATE                                               PERCENT
INVESTMENT IN                                     INCORPORATION            OWNED BY                        OWNERSHIP
---------------------------------------------------------------------------------------------------------------------

Coca-Cola Ventures, Inc.                             Delaware              Coca-Cola Bottling Co.           100%
                                                     6/17/93                 Affiliated, Inc.

Columbus Coca-Cola Bottling Company                  Delaware              Consolidated                     100%
                                                     7/10/84

Consolidated Leasing, LLC                            North Carolina        Consolidated/CCBC of WV          100%
                                                     1/14/97

Consolidated Volunteer, Inc.                         Delaware              Consolidated                     100%
                                                     12/11/96

ECBC, Inc.                                           Delaware              Coca-Cola Bottling Co.           100%
                                                     11/23/93                Affiliated, Inc.

Jackson Acquisitions, Inc.                           Delaware              Consolidated                     100%
                                                     1/24/90

Metrolina Bottling Company                           Delaware              Consolidated                     100%
                                                     5/21/93

MOBC, Inc.                                           Delaware              CC Beverage Packing, Inc.        100%
                                                     11/23/93

NABC, Inc.                                           Delaware              Consolidated Volunteer, Inc.     100%
                                                     11/23/93

Panama City Coca-Cola Bottling Company               Florida               Columbus CCBC, Inc.              100%
                                                     10/5/31

PCBC, Inc.                                           Delaware              Panama City Coca-Cola            100%
                                                     11/23/93               Bottling Company

ROBC, Inc.                                           Delaware              Coca-Cola Bottling Co. of        100%
                                                     11/23/93                Roanoke, Inc.

Reidsville Transaction Corporation                   Delaware              Consolidated                     100%
                                                     5/16/99

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LIST OF SUBSIDIARIES (CONT.)


                                                   STATE/DATE                                               PERCENT
INVESTMENT IN                                     INCORPORATION            OWNED BY                        OWNERSHIP
---------------------------------------------------------------------------------------------------------------------

Tennessee Soft Drink Production Company              Tennessee             Consolidated Volunteer, Inc.     100%
                                                     12/22/88

The Coca-Cola Bottling Company of West               West Virginia         Consolidated                     100%
  Virginia, Inc.                                     12/28/92

Thomasville Acquisitions, Inc.                       Delaware              Consolidated                     100%
                                                     1/8/97

TOBC, Inc.                                           Delaware              Thomasville CCBC                 100%
                                                     3/24/97


WCBC, Inc.                                           Delaware              Coca-Cola Bottling Co.           100%
                                                     11/23/93                Affiliated, Inc.

Whirl-i-Bird, Inc.                                   Tennessee             Consolidated                     100%
                                                     11/3/86

WVBC, Inc.                                           Delaware              The Coca-Cola Bottling           100%
                                                     11/23/93                Company of West
                                                                             Virginia, Inc.

Carolina Coca-Cola Bottling Co.                      Delaware              Consolidated                     100%
                                                     10/26/98

Heath Oil Co., Inc.                                  South Carolina        Carolina Coca-Cola               100%
                                                     9/9/86                  Bottling Co.

SUBC, Inc.                                           Delaware              Carolina Coca-Cola               100%
                                                     12/2/98                 Bottling Co.

Lynchburg Coca-Cola Bottling Co., Inc.               Delaware              Coca-Cola Bottling Co.           100%
                                                     9/14/99                 of Roanoke, Inc.

LYBC, Inc.                                           Delaware              Lynchburg Coca-Cola              100%
                                                     9/10/99                 Bottling Co., Inc.


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